UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 2, 2010

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-7935 (Commission File Number)	95-1528961 (IRS Employer Identification No.)

101 N. Sepulveda Blvd.
El Segundo, California 90245
(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Matters

As previously reported, in August 2008, a partial derivative suit captioned Mayers v. Lidow, No. BC395652 (the “Derivative Action”), was filed in the California Superior Court, County of Los Angeles (the “Court”) against International Rectifier Corporation  (the “Company”), as a nominal defendant, and against certain of the Company’s former officers, and current and former directors.

The complaint asserted derivative claims, purportedly on behalf of the Company, against certain of the Company’s former officers, and current and former directors, alleging breach of fiduciary duty, unjust enrichment and violations of Section 25402 of the California Corporations Code (insider trading) in connection with accounting-related  the matters reported in the Company’s public filings with the Securities and Exchange Commission. The derivative claims sought damages, disgorgement and imposition of a constructive trust against the individual defendants purportedly for the benefit of the Company. The complaint did not seek monetary relief against the Company.  Also, as previously reported, in January 2010, counsel for plaintiff sent a letter to the Chairman of the Company’s Board of Directors demanding that the Company investigate and pursue claims against certain of the Company’s directors and former officers regarding the matters previously set forth in the Derivative Action.

On July 16, 2010, the parties to the Derivative Action, including the plaintiff, executed a Stipulation of Settlement (the “Stipulation”) regarding the matters set forth in the Derivative Action and the demand letter, and such document was filed with the Court. On August 25, 2010, the Court entered an order preliminarily approving the proposed settlement and setting forth a process and scheduling a hearing for consideration of final approval of the proposed settlement (the “Preliminary Order”). The hearing for final approval is presently scheduled for at October 27, 2010 at 9:00 a.m before the Honorable Carl J. West, in Department 322, located at 600 S. Commonwealth Ave., Los Angeles, California  90005 to determine whether the terms of the settlement should be approved as fair, reasonable and adequate.

Pursuant to the Preliminary Order, the Company is filing this Form 8-K with the Stipulation attached hereto as Exhibit 99.1 and the Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon, dated August 25, 2010, attached hereto as Exhibit 99.2.

The proposed settlement remains subject to final approval of the Court.

Item 9.01. Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Stipulation of Settlement, dated July 16, 2010.

99.2	Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon, dated August 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2010	INTERNATIONAL RECTIFIER CORPORATION
	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Stipulation of Settlement, dated July 16, 2010.

99.2	Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon, dated August 25, 2010.